FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT made effective as of September 19, 2023 (this *"Agreement")*, between Stabilis Solutions, Inc., a Florida corporation (the *"Borrower")*, and AMERISTATE BANK, an Oklahoma state banking association, having a mailing address of P.O. Box 718, Atoka, Oklahoma 74525 *("Bank")*.

RECITALS

A. Borrower and Bank entered into a Loan Agreement dated as of April 8, 2021 (as amended, the *"Loan Agreement"*). Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Loan Agreement.

B. The Borrower has requested, and the Bank has agreed on the terms and conditions set forth herein to substitute certain items of Collateral under the Loan Agreement and amend the terms of the Security Agreement as provided therein.

NOW THEREFORE, in consideration of the above recitals and the covenants and agreements of the parties hereto and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO EXHIBIT. As of the effective date of this Agreement, Exhibit A to the Loan Agreement shall be deleted and replaced in its entirety with Exhibit A attached hereto.

2. CONDITIONS. The amendments to the Loan Agreement set forth in this Amendment shall be effective from and after the Amendment Date, but subject to the Borrower's satisfaction of each of the following conditions precedent:

A. *Amendment.* The Borrower shall have executed and delivered this Amendment.

B. *Accuracy of Representations and Warranties.* All representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents and in Section 3 of this Amendment shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrowers refer to an earlier specified date).

C. *No Defaults.* There shall not exist any Default or Event of Default as of the date of this Agreement.

3. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrower contained in Article 7 of the Loan Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants to the Bank that:

A. *Authority.* Borrower has all requisite corporate or company power and authority and has been duly authorized to execute, deliver and perform its obligations under

this Amendment.

B. *Binding Obligations; Enforceability.* This Amendment, the Loan Agreement (as amended by this Amendment), and the Term Note are valid and legally binding obligation of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

C. *No Conflicts.* The execution, delivery and performance by the Borrower of this Amendment and the Loan Agreement (as amended by this Amendment) do not and will not (i) conflict with, constitute a default under, or result in the breach or violation of, the articles of incorporation, certificate of organization, bylaws, operating agreement or other charter documents of the Borrower, or any agreement, instrument or undertaking to which the Borrower is a party or by which it or its properties may be bound or affected, or any Law to which the Borrower is subject or by which its properties may be bound or affected, (ii) result in the creation or imposition of any Lien on any property now or hereafter owned by the Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement, except for Liens created in favor of the Bank, or (iii) require any consent or approval of its shareholders or members or any authorization, consent, license, approval or authorization of or other action by, or notice or declaration to, or registration with, any Governmental Authority, or, to the extent that any such consent or other action may be required, it has been validly procured or duly taken.

D. *No Material Adverse Change.* Since the date of the latest financial statements of the Borrower which have been delivered to the Bank, there has been no adverse change in the business, property, prospects, condition (financial or otherwise) or results of operations of the Borrower which could reasonably be expected to have a Material Adverse Effect.

4. MISCELLANEOUS.

A. *Effect of Amendment.* Except as expressly modified and amended by this Amendment, all other terms of the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with their original stated terms and are hereby reaffirmed in every respect as of the date hereof. To the extent that the terms of this Amendment are inconsistent with the terms of the Loan Agreement, this Amendment shall control and the Loan Agreement shall be amended, modified or supplemented so as to give full effect to the terms of this Amendment.

B. *Release of Bank.* The Borrower hereby releases the Bank from any and all claims, known or unknown, which may have arisen in connection with the Loan Agreement on or prior to the date on which this Amendment is executed and delivered.

C. *No Course of Dealing.* This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future waivers or amendments, should any be requested.

D. *Descriptive Headings.* The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction or the content of this Amendment.

E. *Reimbursement of Expenses.* The Borrower agrees to pay all reasonable out-of pocket expenses, including reasonable attorney's fees and expenses, incurred by the Bank in connection with the preparation of this Amendment and the documents contemplated hereby.

F. *Nonreliance; Violation of Law.* The Bank hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, the Bank shall not be obligated to extend credit to the Borrower in violation of any requirement of law.

G. *No Advisory or Fiduciary Relationship.* In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement and the Loan Agreement provided by the Bank are arm's-length commercial transactions between the Borrower, on the one hand, and the Bank, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Bank is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, or any other person and (B) neither the Bank nor any of its affiliates has any obligation to the Borrower with respect to the transactions contemplated hereby except, in the case of the Bank, those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Bank and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, and neither the Bank nor any of its affiliates has any obligation to disclose any of such interests to the Borrower. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that they may have against the Bank and its affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

H. *Exculpation Provisions.* Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Loan Documents; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Loan Documents; and has received the advice of its attorney in entering into this Agreement and the Loan Documents; and that it recognizes that certain of the terms of this Agreement and the Loan Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory

provision of this Agreement and the Loan Documents on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year first above written.

Stabilis Solutions, Inc., a Florida corporation

By: ______________________
Andrew L. Puhala, Sr. Vice President & CFO

"Borrower"

AmeriState Bank, an Oklahoma state banking corporation

By ______________________
Joe Geisler, Vice President

"Bank"

EXHIBIT A

The following rolling stock items, having vehicle identification numbers of:
LC9GS6423PACTZ023;
LC9GS6423PACTZ024;
13N248203E1566790;
13N248205E1566791;
13N248207E1566792;
13N24830151527064;
13N24830551527066;
13N249304Y1589049;
16VEX5023B2899657;
16VEX5024C2804170;
16VFX5023B2871765;
16VFX5025B2871766;
16VGX2026C2620341;
1A9A4220CH939104;
1A9A44821BH939012;
1A9A44821BH939043;
1A9A44823BH939027;
1A9A44823BH939030;
1A9A44825BH939028;
1A9A4482XBH939008;
1A9A4482XBH939025;
1A9A4482XBH939042;
1A9A45324BH939065;
1A9A45325BH939060;
1A9A45326BH939066;
1A9A45327BH939056;
1A9A45327BH939058;
1A9A45328BH939067;
1A9A45328BH939070;
1A9A45329BH939059;
1A9A45520CH939104;
1A9PA4821AD503012;
1A9PA48227D503027;
1A9PA4823AD503013;
1A9PA4823YD503099;
1A9PA48241D503103;
1A9PA48281D503105;
1C9LB5021CK883566;
1C9SC4321BM810876;
1C9SC4323BM810877;
1C9SC4828AM810834;
1C9SC482X1M810835;
1C9SC5320CM810097;

1C9SC5322CM811140;
1C9SC5324CM810006;
1C9SC5325CM810046;
1C9SC5327CM810047;
1C9SC5327DM810129;
1C9SC5328CM910154;
1C9SC5329CM811085;
1C9SC6226DM810145;
1C9SC6228DM810146;
1C9ST4425CN792019;
1C9ST4823CN792031;
1C9ST4823DT792009;
1C9ST4824CN792023;
1C9ST4825CN792029;
1C9ST4826CN792024;
1C9ST4828CN792025;
1C9ST5523CT792004;
1C9ST5524CN792016;
1C9ST5525CN792006;
1C9ST5528CN792018;
1C9ST5528DT792016;
1JJF482W51S685754;
1UYFS24826A929501;
1UYFS24836A877909;
1Z9SS4822CM026169;
42EFDEV21K1000454;
42EFDEV23K1000455;
42EFDEV28D1000452;
42EFDEV2XK1000453;
4C6DC482771030001;
4WWFGB0B61N606263;
4WWFGB0B81N606281;
4WWFGE6B08N612868;
5DDKF482561002166; and
CR01042.

FIRST AMENDMENT TO SECURITY AGREEMENT AND ASSIGNMENT

THIS FIRST AMENDMENT to SECURITY AGREEMENT AND ASSIGNMENT is made effective as of September 19, 2023, by **Mile High LNG LLC**, a Delaware limited liability company, **Stabilis GDS, Inc.** (formerly Prometheus Energy Group, Inc.), a Delaware corporation, **Stabilis LNG Eagle Ford LLC**, a Delaware limited liability company, and **Stabilis Energy Services, LLC**, a Texas limited liability company (collectively, "Debtor"), to and in favor of and **AMERISTATE BANK**, an Oklahoma state banking corporation, having an address of 131 S. Pennsylvania Avenue, Atoka, Oklahoma 74525-2431 ("Secured Party").

WITNESSETH:

WHEREAS, Stabilis Solutions, Inc., a Florida corporation ("Borrower") and Secured Party are parties to that certain Loan Agreement dated effective as of April 8, 2021 (the "Loan Agreement"), whereby the Secured Party has agreed to the extension of credit in the form of a $10,000,000.00 advancing loan, with interest thereon, evidenced by ten separate $1,000,000.00 Advancing Notes dated as of April 8, 2021, as extended from time to time via amendment ("Notes");

WHEREAS, the Loan Agreement required each Debtor, who are wholly owned subsidiaries of Borrower, to secure Borrower's obligations under the Loan Agreement;

WHEREAS, the Notes are secured by that certain Security Agreement and Assignment executed by each Debtor in favor of Borrower covering the Collateral, dated April 8, 2021 (the "Security Agreement");

WHEREAS, the Debtor and Secured Party desire to amend the Security Agreement to reflect the substitution of certain items of Collateral, as reflected on Schedule 1.

NOW, THEREFORE, in consideration of the amendment and modification of the terms of the obligations of the Debtor to the Secured Party as evidenced by the Notes, and other good and valuable consideration, the receipt of which is hereby acknowledged, Debtor agrees as follows:

1. Schedule 1 of the Security Agreement is hereby deleted and replaced in its entirety with Schedule 1 attached hereto; and

2. All of the other terms, conditions, covenants, representations, warranties and agreements contained in the Security Agreement and in any and all other documents, instruments and agreements made and delivered in connection therewith shall remain in full force and effect and continue to be binding upon the parties hereto according to their respective terms. By executing and delivering this Amendment, each Debtor hereby expressly ratifies and reaffirms the terms and conditions of its obligations to the Secured Party and the validity and priority of the lien and encumbrance evidenced by the Security Agreement and this Amendment.

Signature page follows this page.

IN WITNESS WHEREOF, Debtor and Secured Party have executed this Amendment as of the date first above written.

Debtor:

Mile High LNG LLC, a Delaware limited liability company

By: ______________________
Andrew L. Puhala, Authorized Person
Sr. Vice President & CFO, Stabilis Solutions, Inc.

Stabilis GDS, Inc. (formerly Prometheus Energy Group, Inc.), a Delaware corporation

By: ______________________
Andrew L. Puhala, Authorized Person
Sr. Vice President & CFO, Stabilis Solutions, Inc.

Stabilis LNG Eagle Ford LLC, a Delaware limited liability company

By: ______________________
Andrew L. Puhala, Authorized Person
Sr. Vice President & CFO, Stabilis Solutions, Inc.

Stabilis Energy Services, LLC, a Texas limited liability company

By: ______________________
Andrew L. Puhala, Authorized Person
Sr. Vice President & CFO, Stabilis Solutions, Inc.

Secured Party:

AmeriState Bank, an Oklahoma state banking corporation

By: ______________________
Joe Geisler, Vice President

SCHEDULE 1

The Collateral consists of the property, rights, interests and estates described below which are now owned, or are hereafter acquired by Debtor. Unless otherwise defined in this **Schedule 1** or the Security Agreement to which this Schedule 1 is attached or unless otherwise required by the context of this **Schedule 1**, capitalized terms used herein will have the meanings ascribed to those terms in the Loan Agreement executed by Debtor in favor of Secured Party.

The Collateral consists of the following:

The following rolling stock items, having vehicle identification numbers of:

LC9GS6423PACTZ023;
LC9GS6423PACTZ024;
13N248203E1566790;
13N248205E1566791;
13N248207E1566792;
13N24830151527064;
13N24830551527066;
13N249304Y1589049;
16VEX5023B2899657;
16VEX5024C2804170;
16VFX5023B2871765;
16VFX5025B2871766;
16VGX2026C2620341;
1A9A4220CH939104;
1A9A44821BH939012;
1A9A44821BH939043;
1A9A44823BH939027;
1A9A44823BH939030;
1A9A44825BH939028;
1A9A4482XBH939008;
1A9A4482XBH939025;
1A9A4482XBH939042;
1A9A45324BH939065;
1A9A45325BH939060;
1A9A45326BH939066;
1A9A45327BH939056;
1A9A45327BH939058;
1A9A45328BH939067;
1A9A45328BH939070;
1A9A45329BH939059;
1A9A45520CH939104;
1A9PA4821AD503012;
1A9PA48227D503027;
1A9PA4823AD503013;
1A9PA4823YD503099;
1A9PA48241D503103;

1A9PA48281D503105;
1C9LB5021CK883566;
1C9SC4321BM810876;
1C9SC4323BM810877;
1C9SC4828AM810834;
1C9SC482X1M810835;
1C9SC5320CM810097;
1C9SC5322CM811140;
1C9SC5324CM810006;
1C9SC5325CM810046;
1C9SC5327CM810047;
1C9SC5327DM810129;
1C9SC5328CM910154;
1C9SC5329CM811085;
1C9SC6226DM810145;
1C9SC6228DM810146;
1C9ST4425CN792019;
1C9ST4823CN792031;
1C9ST4823DT792009;
1C9ST4824CN792023;
1C9ST4825CN792029;
1C9ST4826CN792024;
1C9ST4828CN792025;
1C9ST5523CT792004;
1C9ST5524CN792016;
1C9ST5525CN792006;
1C9ST5528CN792018;
1C9ST5528DT792016;
1JJF482W51S685754;
1UYFS24826A929501;
1UYFS24836A877909;
1Z9SS4822CM026169;
42EFDEV21K1000454;
42EFDEV23K1000455;
42EFDEV28D1000452;
42EFDEV2XK1000453;
4C6DC482771030001;
4WWFGB0B61N606263;
4WWFGB0B81N606281;
4WWFGE6B08N612868;
5DDKF482561002166; and
CR01042,

and all products and proceeds thereof (including without limitation, all insurance proceeds) (the "**Property**"), but excluding the personal property of third parties located in or on the Property, unless Debtor has acquired an interest therein, and including, without limitation the following to the extent related to the property:

A. All income, rents, royalties, revenue, issues, profits, proceeds and other benefits from any and all of the Property;

B. All proceeds and claims arising on account of any damages to or taking of the Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Property;

C. All present and future accounts, general intangibles, chattel paper, contract rights, instruments and documents as those terms are defined in the Uniform Commercial Code, now or hereafter relating or arising with respect to the Property and for the use thereto, including without limitation; (i) all rights to the payment of money, including escrow proceeds arising out of the sale or other disposition of all or any portion of the Property; (ii) all lease or rental agreements; (iii) all insurance proceeds and condemnation awards arising out of or incidental to the ownership, use, or operation of the Property; (iv) all reserves, deferred payments, deposits, refunds, cost savings, bonds, insurance policies and payments of any kind relating to the Property; (v) all loan commitments issued to Debtor in connection with any sale or financing of the Property; and (vi) all supplements, modifications and amendments to the foregoing;

D. All replacements, repairs and substitutions of, and accessories, attachments and additions to, any of the foregoing.

E. All proceeds of any of the foregoing, including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, documents, instruments, general intangibles, chattel paper and accounts, wherever located, acquired with cash proceeds of any of the foregoing or proceeds thereof.